UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549

                            FORM 8-K
                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 9, 2001









                        EXOTICS.COM, INC.
     (Exact name of registrant as specified in its charter)

Nevada                   000-28525               87-0636386
-----------------------------------------------------------
(State of               (Commission        (I.R.S. Employer
Organization)           File Number)    Identification No.)


209 Richmond St., El Segundo, CA  90245                    90245
----------------------------------------------------------------
(Address of principal executive offices)              (Zip Code)

                         (310) 205-6400
       Registrant's telephone number, including area code

                      Hardrock Mines, Inc.
(Former Name and/or Former Address, if Changed Since Last Report)


ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

Pursuant to a Share Exchange Agreement (the "Agreement"), Exotics.com, Inc. (formerly Hardrock, Mines, Inc.), a Nevada corporation (the "Company"), acquired 100% of the outstanding shares of common stock ("Common Stock") of Exotics Acquisition Corp., a Nevada corporation, for a total of 7,742,000 shares. The Agreement was dated February 13, 2001, but the exchange was not completed until May 9, 2001.

Subsequently, the Company entered into a Share Purchase Agreement with Exotics.com, Inc., a Delaware corporation ("Exotics.com-Delaware"), pursuant to which the Company would acquire up to 100% of all the outstanding shares of common stock of Exotics.com-Delaware. Through the Share Purchase Agreement, the Company agreed to exchange an aggregate of 8,241,762 shares of its common stock for shares of capital stock of Exotics-Delaware at a ratio of two shares of the Company's stock for three shares of Exotics-Delaware's stock. This Share Purchase Agreement was entered into in March, 2001, but was not finalized until the closing on July 10, 2001 at which time a total of 90.15% of the shares of Exotics.com-Delaware were purchased by the issuance 6,928,308 shares of the Company's common stock.

The following table sets forth information regarding the beneficial ownership of the shares of the Common Stock (the only class of shares previously issued by the Company) at July 12, 2001 by (i) each person known by the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding shares of Common Stock, and (ii) all directors and executive officers of the Company as a group, prior to and upon closing of the Share Purchase Agreement. Each person named in the table has sole voting and investment power with respect to all shares shown as beneficially owned by such person and can be contacted at the address of the Company.

Beneficial Holdings of Owners of 5% or more the Company's common stock:

Title of    Name/Address             Shares        Percentage
Class       of Owner                 Beneficially  Ownership
                                     Owned
Common      Gary Thomas              6,257,324     39.56
Common      Total ownership of       6,257,324     39.56
            owners of 5% or more

Beneficial Holdings of Officer and Directors (prior to and upon closing of the Share Purchase Agreement):

Title of    Name/Address             Shares        Percentage
Class       of Owner                 Beneficially  Ownership
                                     Owned
Common      Firoz Jinnah             0             *
Common      Total ownership of       0             *
            officers and directors
            (1 individual)

-----------------------------------------
* Denotes less than 1%

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to a Share Exchange Agreement, the Company acquired 100% of the issued and outstanding shares of common stock (Common Stock) of Exotics Acquisition Corp. from all of the shareholders, in exchange for a total of 7,742,000 shares of common stock. No material relationship exists between the selling shareholders of Exotics Acquisition Corp. or any of its affiliates, any director or officer, or any associate of any such director or officer of Exotics Acquisition Corp. and the Company. The consideration exchanged pursuant to the Agreement was negotiated between Exotics Acquisition Corp. and the Company in an arm's-length transaction.

Pursuant to a Share Purchase Agreement, the Company exchanged 6,928,308 shares of its common stock for shares of capital stock of Exotics.com, Inc., a corporation organized under the laws of the State of Delaware, (the "Exotics-Delaware"). The exchange ratio was two shares of the Company's stock for three shares of Exotics-Delaware's stock. This Share Purchase Agreement was entered into in March, 2001, but was not finalized until the closing on July 10, 2001 at which time a total of 90.15% of the shares of Exotics.com-Delaware were purchased by the issuance 6,928,308 shares of the Company's common stock.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

The Company's principal accountant, Anderson, Anderson & Strong, LLC was dismissed as of July 24, 2001. The principal accountant's report on the financial statements for the two most recent fiscal years was modified as to uncertainty that the Company will continue as a going concern. The decision to change accountants was approved by the board of directors.

There were no disagreements during the registrant's two most recent fiscal years and the subsequent interim period through July 24, 2001 (date of dismissal) with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which would have caused it to make reference to the subject matter of the disagreement(s) in connection with this report.

A new accountant has been engaged as the principal accountant to audit the issuer's financial statements. The new accountant is Merdinger, Fruchter, Rosen & Corso, P.C. and was engaged as of July 24, 2001. Neither the Company nor anyone acting on its behalf consulted the new accountant regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the small business issuer's financial statements, as part of the process of deciding as to the accounting, auditing or financial reporting issue.

The Company has provided the former accountant with a copy of the disclosures it is making in response to this Item. The Company has requested the former accountant to furnish a letter addressed to the Commission stating that it agrees with the statements made by the Company. The Company will file the letter as an exhibit to an amended registration statement containing this disclosure.

ITEM 5.   OTHER

On May 9, 2001, the Company appointed Mr. Firoz Jinnah to act as President, Secretary, Treasurer and Director upon his written consent to act in such positions, effective immediately. On May 9, 2001, the Company accepted the resignations of Ryan Christison and Denise Christison effective immediately.

ITEM 7.   FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL  INFORMATION
          AND EXHIBITS

     a) The Audited Financial Statements for the period ended June 30, 2001 and 2000 for Exotics.com, Inc. (Delaware) will be filed on an amended Form 8-K on or before September 24, 2001.

     b) The pro-forma financial statements, which serve to state the results of 2000 as if the two companies had combined operations during 2000 will filed on an amended Form 8-K on or before September 24, 2001.

EXHIBITS







                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.



                           Exotics.com, Inc.


                           By: /s/ Firoz Jinnah
                              Firoz Jinnah, President

                           Date: July 30, 2001